Exhibit 99.1

Shore Bancshares, Inc.

18 E. Dover Street

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Second Quarter and First-Half Results

Easton, Maryland (07/24/2012) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $293 thousand or $0.03 per diluted common share for the second quarter of 2012, compared to a net loss of $3.0 million or $(0.36) per diluted common share for the first quarter of 2012, and a net loss of $233 thousand or $(0.03) per diluted common share for the second quarter of 2011. The Company reported a net loss of $2.7 million or $(0.32) per diluted common share for the first half of 2012, compared to a net loss of $1.3 million or $(0.16) per diluted common share for the first half of 2011.

When comparing the second quarter of 2012 to the first quarter of 2012, the primary reasons for the improved results were a decrease in the provision for credit losses of $4.8 million and a decrease in noninterest expense of $835 thousand. When comparing the second quarter of 2012 to the second quarter of 2011, the main reasons for the improved results were a decrease in the provision for credit losses of $1.9 million, which was partially offset by a decline in net interest income of $909 thousand. When comparing the first half of 2012 to the first half of 2011, the principal factors driving the difference were a decline in net interest income of $1.6 million and an increase in noninterest expense of $1.1 million.

“The operating environment remains tough as we are not yet seeing a meaningful upturn in the real estate related activities that drive the Delmarva economy. We continued to work diligently to resolve and dispose of problem loans, as reflected in a higher level of troubled debt restructurings this quarter,” said W. Moorhead Vermilye, chief executive officer. “The Company’s capital base remains strong and substantially above the regulatory levels to be considered well-capitalized. Our institution is both patient and resilient as we continue to ride out this unprecedented credit cycle.”

The Company’s return on average assets for the second quarter of 2012 was 0.10%, compared to (1.05)% and (0.08)% for the quarters ended March 31, 2012 and June 30, 2011, respectively. The return on average stockholders’ equity was 0.99% for the second quarter of 2012, compared to (10.04)% for the first quarter of 2012 and (0.77)% for the second quarter of 2011. The return on average tangible equity was 1.38% for the second quarter of 2012, compared to (11.33)% for the first quarter of 2012 and (0.60)% for the second quarter of 2011.

The Company’s return on average assets for the first six months of 2012 was (0.47)%, compared to (0.24)% for the first six months of 2011. The return on average stockholders’ equity was (4.59)% and (2.18)% for the first half of 2012 and 2011, respectively, while the return on average tangible equity was (5.06)% and (2.26)% for the first half of 2012 and 2011, respectively.

Total assets were $1.175 billion at June 30, 2012, a $17.1 million, or 1.5%, increase when compared to the $1.158 billion at the end of 2011. Total loans decreased 3.7% to $810.0 million while total earning assets increased 1.2% to $1.095 billion when compared to December 31, 2011. Total deposits increased 2.3 % to $1.033 billion while total stockholders’ equity decreased 1.5% from the end of 2011. The ratio of average equity to average assets was 10.35% and 10.80% for the first six months of 2012 and 2011, respectively, while the ratio of average tangible equity to average tangible assets was 9.05% and 9.32% for the first six months of 2012 and 2011, respectively. Capital levels remain well above regulatory minimums to be considered well-capitalized.

Review of Quarterly Financial Results

Net interest income for the second quarter of 2012 was $9.0 million, a 1.8% decrease from the first quarter of 2012 and a 9.1% decrease from the same period last year. The decrease in net interest income when compared to the first quarter of 2012 and the second quarter of 2011 was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The Company’s net interest margin was 3.36% for the second quarter of 2012, 3.42% for the first quarter of 2012 and 3.80% for the second quarter of 2011.

The provision for credit losses was $3.5 million for the three months ended June 30, 2012. The comparable amounts were $8.4 million and $5.4 million for the three months ended March 31, 2012 and June 30, 2011, respectively. The ratio of the allowance for credit losses to period-end loans was 1.60% at June 30, 2012, compared to 1.65% at March 31, 2012 and 1.86% at June 30, 2011. Management believes that the provision for credit losses and the resulting allowance were adequate to provide for probable losses in our loan portfolio at June 30, 2012.

The lower level of provision for credit losses for the second quarter of 2012 when compared to the first quarter of 2012 and the second quarter of 2011 was primarily in response to loan charge-offs. Net charge-offs were $4.1 million for the second quarter of 2012, which was $5.0 million and $2.4 million less than the comparable amounts for the first quarter of 2012 and second quarter of 2011, respectively. A large portion of the loan charge-offs during the first quarter of 2012 was from one real estate loan relationship. The ratio of quarter-to-date annualized net charge-offs to average loans was 2.01% for the second quarter of 2012, 4.40% for the first quarter of 2012 and 2.96% for the second quarter of 2011. Nonperforming assets at June 30, 2012 increased $5.6 million when compared to March 31, 2012, which included a $7.2 million increase in accruing troubled debt restructurings net of a $1.4 million decline in nonaccrual loans. The change in the components of nonperforming assets reflected our continued effort to either develop concessionary workouts relating to problem loans or remove problem loans from our portfolio. Nonperforming assets at June 30, 2012 increased $20.2 million when compared to June 30, 2011, primarily due to an increase in troubled debt restructurings. The ratio of nonperforming assets to total assets was 8.53% at June 30, 2012, compared to 8.09% at March 31, 2012 and 7.12% at June 30, 2011.

Total noninterest income for the second quarter of 2012 remained relatively unchanged when compared to the first quarter of 2012 and increased $196 thousand, or 4.5%, when compared to the second quarter of 2011. The slightly higher amount when compared to the first quarter of 2012 was primarily the result of an increase in other noninterest income which included a $217 thousand gain on the sale of a bank branch building. The increase in other noninterest income was mainly offset by a decrease in insurance agency commissions due to the fact that contingency payments are typically received in the first quarter of the year. The increase in noninterest income during the second quarter of 2012 when compared to the second quarter of 2011 was primarily due to the $217 thousand gain on the sale of a bank branch building. This increase was partially offset by a decline in insurance agency commissions and service charges on deposit accounts which were impacted by a decrease in customer use of overdraft protection programs.

Total noninterest expense for the second quarter of 2012 decreased $835 thousand, or 8.0%, when compared to the first quarter of 2012, primarily due to lower employee benefits and other noninterest expenses. Other employee benefits decreased $214 thousand, mainly due to lower payroll taxes. Other noninterest expenses decreased $539 thousand mostly due to lower expenses related to other real estate owned activities ($323 thousand) and employee training ($96 thousand), primarily on the use of upgraded insurance software during the first quarter of 2012. When compared to the second quarter of 2011, total noninterest expense for the second quarter of 2012 increased $469 thousand, or 5.1%, primarily due to higher salaries and wages and other noninterest expenses. Salaries and wages increased $272 thousand, mainly due to the hiring of a new executive vice president at The Talbot Bank of Easton, Maryland during the second quarter of last year as part of that bank’s succession plan, and a new lender at CNB for the Delaware region during the third quarter of last year. Other noninterest expenses increased $212 thousand, primarily due to higher expenses related to other real estate owned activities.

Review of Six-Month Financial Results

Net interest income for the first six months of 2012 was $18.2 million, a decrease of 8.0% when compared to the first six months of 2011. As with the quarterly results, the decrease was primarily due to lower yields earned on average earning assets and a decline in higher-yielding average loan balances. The net interest margin was 3.39% for the first half of 2012 and 3.79% for the first half of 2011.

The provisions for credit losses for the six months ended June 30, 2012 and 2011 were $11.9 million and $11.8 million, respectively. Net charge-offs were $13.1 million and $9.7 million for the six months ended June 30, 2012 and 2011, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 3.22% for the first half of 2012 and 2.20% for the first half of 2011.

Total noninterest income for the six months ended June 30, 2012 increased $375 thousand, or 4.3%, when compared to the same period in 2011, primarily due to higher insurance agency commissions ($110 thousand) and other noninterest income ($449 thousand). Other noninterest income included the $217 thousand gain on the sale of a bank branch building and a $96 thousand increase in rental income from other real estated owned properties. Partially offsetting the increase in noninterest income was a decline in service charges on deposit accounts.

Total noninterest expense for the six months ended June 30, 2012 increased $1.1 million, or 5.6%, when compared to the same period in 2011. The increase was primarily due to higher salaries and wages and other noninterest expenses which included larger expenses relating to other real estate owned activities and employee training. These expenses were partially offset by lower FDIC insurance premiums and data processing charges due to the merger of The Felton Bank into CNB during the first quarter of 2011.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC. Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company. Additional information is available at www.shbi.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 11
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2012	2011	Change		2012	2011	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$9,033	$9,942	(9.1)%		$18,228	$19,804	(8.0)%
Provision for credit losses	3,525	5,395	(34.7)		11,895	11,785	0.9
Noninterest income	4,577	4,381	4.5		9,151	8,776	4.3
Noninterest expense	9,663	9,194	5.1		20,161	19,085	5.6
Income (loss) before income taxes	422	(266)	258.6		(4,677)	(2,290)	(104.2)
Income tax expense (benefit)	129	(33)	490.9		(1,934)	(974)	(98.6)
Net income (loss)	$293	$(233)	225.8		$(2,743)	$(1,316)	(108.4)

Return on average assets	0.10%	(0.08)%	18	bp	(0.47)%	(0.24)%	(23	)bp
Return on average equity	0.99	(0.77)	176		(4.59)	(2.18)	(241)
Return on average tangible equity (1)	1.38	(0.60)	198		(5.06)	(2.26)	(280)
Net interest margin	3.36	3.80	(44)		3.39	3.79	(40)
Efficiency ratio - GAAP	70.77	63.93	684		73.39	66.50	689
Efficiency ratio - Non-GAAP (1)	71.20	63.05	815		73.16	65.79	737

PER SHARE DATA
Basic net income (loss) per common share	$0.03	$(0.03)	200.0%		$(0.32)	$(0.16)	(100.0)%
Diluted net income (loss) per common share	0.03	(0.03)	200.0		(0.32)	(0.16)	(100.0)
Dividends paid per common share	-	0.01	(100.0)		0.01	0.07	(85.7)
Book value per common share at period end	14.13	14.30	(1.2)
Tangible book value per common share at period end (1)	12.18	12.14	0.3
Market value at period end	5.98	6.98	(14.3)
Market range:
High	7.45	10.21	(27.0)		7.45	11.11	(32.9)
Low	5.51	6.51	(15.4)		4.91	6.51	(24.6)

AVERAGE BALANCE SHEET DATA
Loans	$816,553	$881,976	(7.4)%		$824,569	$884,738	(6.8)%
Securities	134,299	111,190	20.8		134,168	108,727	23.4
Earning assets	1,086,223	1,056,658	2.8		1,087,165	1,059,396	2.6
Assets	1,163,598	1,125,213	3.4		1,161,582	1,128,115	3.0
Deposits	1,021,130	976,840	4.5		1,016,149	979,531	3.7
Stockholders' equity	118,774	121,187	(2.0)		120,216	121,823	(1.3)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$4,079	$6,508	(37.3)%		$13,193	$9,654	36.7%

Nonaccrual loans	$47,958	$48,476	(1.1)
Loans 90 days past due and still accruing	3,519	990	255.5
Accruing troubled debt restructurings	37,231	22,659	64.3
Total nonperforming loans	88,708	72,125	23.0
Other real estate and other assets owned, net	11,499	7,877	46.0
Total nonperforming assets	$100,207	$80,002	25.3

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.21%	10.77%	(56	)bp	10.35%	10.80%	(45	)bp
Average tangible equity to average tangible assets (1)	8.92	9.29	(37)		9.05	9.32	(27)
Annualized net charge-offs to average loans	2.01	2.96	(95)		3.22	2.20	102
Allowance for credit losses to period-end loans	1.60	1.86	(26)
Allowance for credit losses to nonaccrual loans	27.09	33.74	(665)
Allowance for credit losses to nonperforming loans	14.64	22.68	(804)
Nonaccrual loans to total loans	5.92	5.53	39
Nonaccrual loans to total assets	4.08	4.31	(23)
Nonperforming assets to total loans+other real estate and
other assets owned	12.20	9.04	316
Nonperforming assets to total assets	8.53	7.12	141

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 5 of 11
Consolidated Balance Sheets
(In thousands, except per share data)

				June 30, 2012	June 30, 2012
	June 30,	December 31,	June 30,	compared to	compared to
	2012	2011	2011	December 31, 2011	June 30, 2011
ASSETS
Cash and due from banks	$23,037	$22,986	$21,234	0.2%	8.5%
Interest-bearing deposits with other banks	137,267	99,776	45,598	37.6	201.0
Federal funds sold	9,269	4,980	13,881	86.1	(33.2)
Investments available for sale (at fair value)	133,244	129,780	106,742	2.7	24.8
Investments held to maturity	5,168	6,480	6,529	(20.2)	(20.8)

Loans	809,958	841,050	877,331	(3.7)	(7.7)
Less: allowance for credit losses	(12,990)	(14,288)	(16,358)	(9.1)	(20.6)
Loans, net	796,968	826,762	860,973	(3.6)	(7.4)

Premises and equipment, net	15,398	14,662	14,377	5.0	7.1
Goodwill	12,454	12,454	13,678	-	(8.9)
Other intangible assets, net	3,986	4,208	4,583	(5.3)	(13.0)
Other real estate and other assets owned, net	11,499	9,385	7,877	22.5	46.0
Other assets	27,043	26,720	28,719	1.2	(5.8)

Total assets	$1,175,333	$1,158,193	$1,124,191	1.5	4.5

LIABILITIES
Noninterest-bearing deposits	$149,472	$133,801	$130,789	11.7	14.3
Interest-bearing deposits	883,231	876,118	842,653	0.8	4.8
Total deposits	1,032,703	1,009,919	973,442	2.3	6.1

Short-term borrowings	13,826	17,817	18,251	(22.4)	(24.2)
Accrued expenses and other liabilities	8,882	8,753	10,625	1.5	(16.4)
Long-term debt	455	455	932	-	(51.2)
Total liabilities	1,055,866	1,036,944	1,003,250	1.8	5.2

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	85	85	85	-	-
Warrant	-	-	1,543	-	(100.0)
Additional paid in capital	32,087	32,052	30,334	0.1	5.8
Retained earnings	87,973	90,801	90,551	(3.1)	(2.8)
Accumulated other comprehensive loss	(678)	(1,689)	(1,572)	59.9	56.9
Total stockholders' equity	119,467	121,249	120,941	(1.5)	(1.2)

Total liabilities and stockholders' equity	$1,175,333	$1,158,193	$1,124,191	1.5	4.5

Period-end common shares outstanding	8,457	8,457	8,457	-	-
Book value per common share	$14.13	$14.34	$14.30	(1.5)	(1.2)

Shore Bancshares, Inc.	Page 6 of 11
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2012	2011	% Change	2012	2011	% Change
INTEREST INCOME
Interest and fees on loans	$10,890	$11,896	(8.5)%	$21,901	$23,897	(8.4)%
Interest and dividends on investment securities:
Taxable	707	782	(9.6)	1,464	1,439	1.7
Tax-exempt	32	40	(20.0)	70	78	(10.3)
Interest on federal funds sold	2	5	(60.0)	4	21	(81.0)
Interest on deposits with other banks	61	12	408.3	109	18	505.6
Total interest income	11,692	12,735	(8.2)	23,548	25,453	(7.5)

INTEREST EXPENSE
Interest on deposits	2,643	2,769	(4.6)	5,284	5,602	(5.7)
Interest on short-term borrowings	11	13	(15.4)	26	26	-
Interest on long-term debt	5	11	(54.5)	10	21	(52.4)
Total interest expense	2,659	2,793	(4.8)	5,320	5,649	(5.8)

NET INTEREST INCOME	9,033	9,942	(9.1)	18,228	19,804	(8.0)
Provision for credit losses	3,525	5,395	(34.7)	11,895	11,785	0.9

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,508	4,547	21.1	6,333	8,019	(21.0)

NONINTEREST INCOME
Service charges on deposit accounts	622	744	(16.4)	1,270	1,448	(12.3)
Trust and investment fee income	446	418	6.7	869	794	9.4
Investment securities gains	-	2	(100.0)	-	81	(100.0)
Insurance agency commissions	2,406	2,475	(2.8)	5,095	4,985	2.2
Other noninterest income	1,103	742	48.7	1,917	1,468	30.6
Total noninterest income	4,577	4,381	4.5	9,151	8,776	4.3

NONINTEREST EXPENSE
Salaries and wages	4,376	4,104	6.6	8,792	8,350	5.3
Employee benefits	956	886	7.9	2,126	2,039	4.3
Occupancy expense	638	568	12.3	1,325	1,164	13.8
Furniture and equipment expense	212	291	(27.1)	463	563	(17.8)
Data processing	694	680	2.1	1,360	1,531	(11.2)
Directors' fees	127	112	13.4	236	219	7.8
Amortization of intangible assets	96	128	(25.0)	222	257	(13.6)
Insurance agency commissions expense	344	357	(3.6)	729	732	(0.4)
FDIC insurance premium expense	344	404	(14.9)	617	864	(28.6)
Other noninterest expenses	1,876	1,664	12.7	4,291	3,366	27.5
Total noninterest expense	9,663	9,194	5.1	20,161	19,085	5.6

Income (loss) before income taxes	422	(266)	258.6	(4,677)	(2,290)	(104.2)
Income tax expense (benefit)	129	(33)	490.9	(1,934)	(974)	(98.6)

NET INCOME (LOSS)	$293	$(233)	225.8	$(2,743)	$(1,316)	(108.4)

Weighted average shares outstanding - basic	8,457	8,446	0.1	8,457	8,445	0.1
Weighted average shares outstanding - diluted	8,457	8,446	0.1	8,457	8,445	0.1

Basic net income (loss) per common share	$0.03	$(0.03)	200.0	$(0.32)	$(0.16)	(100.0)
Diluted net income (loss) per common share	0.03	(0.03)	200.0	(0.32)	(0.16)	(100.0)
Dividends paid per common share	-	0.01	(100.0)	0.01	0.07	(85.7)

Shore Bancshares, Inc.	Page 7 of 11
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2012		2011		2012		2011
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$816,553	5.38%	$881,976	5.43%	$824,569	5.35%	$884,738	5.46%
Investment securities
Taxable	130,528	2.18	106,609	2.94	130,148	2.26	104,131	2.79
Tax-exempt	3,771	5.32	4,581	5.27	4,020	5.34	4,596	5.18
Federal funds sold	11,200	0.10	24,310	0.09	10,497	0.08	35,499	0.12
Interest-bearing deposits	124,171	0.20	39,182	0.12	117,931	0.19	30,432	0.12
Total earning assets	1,086,223	4.35%	1,056,658	4.86%	1,087,165	4.37%	1,059,396	4.87%
Cash and due from banks	21,424		18,327		19,799		18,819
Other assets	70,458		68,190		69,310		66,711
Allowance for credit losses	(14,507)		(17,962)		(14,692)		(16,811)
Total assets	$1,163,598		$1,125,213		$1,161,582		$1,128,115

Interest-bearing liabilities
Demand deposits	$152,685	0.18%	$137,775	0.22%	$152,988	0.19%	$134,719	0.22%
Money market and savings deposits (1)	276,527	1.18	261,869	0.97	277,941	1.15	261,358	0.95
Certificates of deposit $100,000 or more	242,662	1.46	244,805	1.67	241,591	1.46	251,953	1.69
Other time deposits	205,046	1.73	206,310	2.02	203,394	1.78	207,300	2.06
Interest-bearing deposits	876,920	1.21	850,759	1.31	875,914	1.21	855,330	1.32
Short-term borrowings	13,818	0.31	15,020	0.36	15,720	0.33	14,595	0.36
Long-term debt	455	4.63	932	4.51	455	4.63	932	4.53
Total interest-bearing liabilities	891,193	1.20%	866,711	1.29%	892,089	1.20%	870,857	1.31%
Noninterest-bearing deposits	144,210		126,081		140,235		124,201
Accrued expenses and other liabilities	9,421		11,234		9,042		11,234
Stockholders' equity	118,774		121,187		120,216		121,823
Total liabilities and stockholders' equity	$1,163,598		$1,125,213		$1,161,582		$1,128,115

Net interest spread		3.15%		3.57%		3.17%		3.56%
Net interest margin		3.36%		3.80%		3.39%		3.79%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $502 thousand and $299 thousand for the second quarter of 2012 and 2011, respectively, and $962 thousand and $559 thousand for the first six months of 2012 and 2011, respectively.

Shore Bancshares, Inc.	Page 8 of 11
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	2nd quarter	1st quarter	4th quarter	3rd quarter	2nd quarter	2Q 12		2Q 12
	2012	2012	2011	2011	2011	compared to		compared to
	(2Q 12)	(1Q 12)	(4Q 11)	(3Q 11)	(2Q 11)	1Q 12		2Q 11
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$9,077	$9,243	$9,889	$10,172	$10,001	(1.8)%		(9.2)%
Less: Taxable-equivalent adjustment	44	48	52	49	59	(8.3)		(25.4)
Net interest income	9,033	9,195	9,837	10,123	9,942	(1.8)		(9.1)
Provision for credit losses	3,525	8,370	4,035	3,650	5,395	(57.9)		(34.7)
Noninterest income	4,577	4,574	4,019	4,523	4,381	0.1		4.5
Noninterest expense	9,663	10,498	9,405	10,677	9,194	(8.0)		5.1
Income (loss) before income taxes	422	(5,099)	416	319	(266)	108.3		258.6
Income tax expense (benefit)	129	(2,063)	91	225	(33)	106.3		490.9
Net income (loss)	$293	$(3,036)	$325	$94	$(233)	109.7		225.8

Return on average assets	0.10%	(1.05)%	0.11%	0.03%	(0.08)%	115	bp	18	bp
Return on average equity	0.99	(10.04)	1.07	0.31	(0.77)	1,103		176
Return on average tangible equity (1)	1.38	(11.33)	1.53	4.21	(0.60)	1,271		198
Net interest margin	3.36	3.42	3.60	3.77	3.80	(6)		(44)
Efficiency ratio - GAAP	70.77	75.98	67.62	72.66	63.93	(521)		684
Efficiency ratio - Non-GAAP (1)	71.20	75.07	67.61	64.18	63.05	(387)		815

PER SHARE DATA
Basic net income (loss) per common share	$0.03	$(0.36)	$0.04	$0.01	$(0.03)	108.3%		200.0%
Diluted net income (loss) per common share	0.03	(0.36)	0.04	0.01	(0.03)	108.3		200.0
Dividends paid per common share	-	0.01	0.01	0.01	0.01	(100.0)		(100.0)
Book value per common share at period end	14.13	14.02	14.34	14.31	14.30	0.8		(1.2)
Tangible book value per common share at period end (1)	12.18	12.07	12.37	12.32	12.14	0.9		0.3
Market value at period end	5.98	7.09	5.15	4.36	6.98	(15.7)		(14.3)
Market range:
High	7.45	7.40	6.13	7.06	10.21	0.7		(27.0)
Low	5.51	4.91	4.20	3.95	6.51	12.2		(15.4)

AVERAGE BALANCE SHEET DATA
Loans	$816,553	$832,585	$854,302	$869,221	$881,976	(1.9)%		(7.4)%
Securities	134,299	134,037	122,725	113,938	111,190	0.2		20.8
Earning assets	1,086,223	1,088,106	1,089,078	1,069,636	1,056,658	(0.2)		2.8
Assets	1,163,598	1,159,566	1,160,652	1,142,588	1,125,213	0.3		3.4
Deposits	1,021,130	1,011,170	1,013,848	994,968	976,840	1.0		4.5
Stockholders' equity	118,774	121,658	121,020	121,327	121,187	(2.4)		(2.0)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$4,079	$9,114	$3,287	$6,468	$6,508	(55.2)%		(37.3)%

Nonaccrual loans	$47,958	$49,405	$51,370	$49,581	$48,476	(2.9)		(1.1)
Loans 90 days past due and still accruing	3,519	3,796	2,723	10,516	990	(7.3)		255.5
Accruing troubled debt restructurings	37,231	30,010	25,208	22,929	22,659	24.1		64.3
Total nonperforming loans	88,708	83,211	79,301	83,026	72,125	6.6		23.0
Other real estate and other assets owned, net	11,499	11,418	9,385	9,865	7,877	0.7		46.0
Total nonperforming assets	$100,207	$94,629	$88,686	$92,891	$80,002	5.9		25.3

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.21%	10.49%	10.43%	10.62%	10.77%	(28	)bp	(56	)bp
Average tangible equity to average tangible assets (1)	8.92	9.19	9.12	9.17	9.29	(27)		(37)
Annualized net charge-offs to average loans	2.01	4.40	1.53	2.95	2.96	(239)		(95)
Allowance for credit losses to period-end loans	1.60	1.65	1.70	1.57	1.86	(5)		(26)
Allowance for credit losses to nonaccrual loans	27.09	27.41	27.81	27.31	33.74	(32)		(665)
Allowance for credit losses to nonperforming loans	14.64	16.28	18.02	16.31	22.68	(164)		(804)
Nonaccrual loans to total loans	5.92	6.03	6.11	5.75	5.53	(11)		39
Nonaccrual loans to total assets	4.08	4.22	4.44	4.28	4.31	(14)		(23)
Nonperforming assets to total loans+other real estate and
other assets owned	12.20	11.40	10.43	10.65	9.04	80		316
Nonperforming assets to total assets	8.53	8.09	7.66	8.02	7.12	44		141

(1)  See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.	Page 9 of 11
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						2Q 12	2Q 12
						compared to	compared to
	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	1Q 12	2Q 11
INTEREST INCOME
Interest and fees on loans	$10,890	$11,011	$11,649	$12,003	$11,896	(1.1)%	(8.5)%
Interest and dividends on investment securities:
Taxable	707	757	797	795	782	(6.6)	(9.6)
Tax-exempt	32	38	38	38	40	(15.8)	(20.0)
Interest on federal funds sold	2	2	1	3	5	-	(60.0)
Interest on deposits with other banks	61	48	46	29	12	27.1	408.3
Total interest income	11,692	11,856	12,531	12,868	12,735	(1.4)	(8.2)

INTEREST EXPENSE
Interest on deposits	2,643	2,641	2,673	2,720	2,769	0.1	(4.6)
Interest on short-term borrowings	11	15	15	15	13	(26.7)	(15.4)
Interest on long-term debt	5	5	6	10	11	-	(54.5)
Total interest expense	2,659	2,661	2,694	2,745	2,793	(0.1)	(4.8)

NET INTEREST INCOME	9,033	9,195	9,837	10,123	9,942	(1.8)	(9.1)
Provision for credit losses	3,525	8,370	4,035	3,650	5,395	(57.9)	(34.7)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	5,508	825	5,802	6,473	4,547	567.6	21.1

NONINTEREST INCOME
Service charges on deposit accounts	622	648	700	697	744	(4.0)	(16.4)
Trust and investment fee income	446	423	380	389	418	5.4	6.7
Investment securities gains	-	-	128	354	2	-	(100.0)
Insurance agency commissions	2,406	2,689	2,061	2,312	2,475	(10.5)	(2.8)
Other noninterest income	1,103	814	750	771	742	35.5	48.7
Total noninterest income	4,577	4,574	4,019	4,523	4,381	0.1	4.5

NONINTEREST EXPENSE
Salaries and wages	4,376	4,416	4,378	4,097	4,104	(0.9)	6.6
Employee benefits	956	1,170	923	878	886	(18.3)	7.9
Occupancy expense	638	687	563	585	568	(7.1)	12.3
Furniture and equipment expense	212	251	234	262	291	(15.5)	(27.1)
Data processing	694	666	660	661	680	4.2	2.1
Directors' fees	127	109	83	198	112	16.5	13.4
Goodwill and other intangible assets impairment	-	-	-	1,344	-	-	-
Amortization of intangible assets	96	126	126	129	128	(23.8)	(25.0)
Insurance agency commissions expense	344	385	285	250	357	(10.6)	(3.6)
FDIC insurance premium expense	344	273	254	180	404	26.0	(14.9)
Other noninterest expenses	1,876	2,415	1,899	2,093	1,664	(22.3)	12.7
Total noninterest expense	9,663	10,498	9,405	10,677	9,194	(8.0)	5.1

Income (loss) before income taxes	422	(5,099)	416	319	(266)	108.3	258.6
Income tax expense (benefit)	129	(2,063)	91	225	(33)	106.3	490.9

NET INCOME (LOSS)	$293	$(3,036)	$325	$94	$(233)	109.7	225.8

Weighted average shares outstanding - basic	8,457	8,457	8,457	8,457	8,446	-	0.1
Weighted average shares outstanding - diluted	8,457	8,457	8,457	8,457	8,446	-	0.1

Basic net income (loss) per common share	$0.03	$(0.36)	$0.04	$0.01	$(0.03)	108.3	200.0
Diluted net income (loss) per common share	0.03	(0.36)	0.04	0.01	(0.03)	108.3	200.0
Dividends paid per common share	-	0.01	0.01	0.01	0.01	(100.0)	(100.0)

Shore Bancshares, Inc.	Page 10 of 11
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											2Q 12	2Q 12
											compared to	compared to
	2Q 12		1Q 12		4Q 11		3Q 11		2Q 11		1Q 12	2Q 11
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$816,553	5.38%	$832,585	5.33%	$854,302	5.42%	$869,221	5.49%	$881,976	5.43%	(1.9)%	(7.4)%
Investment securities
Taxable	130,528	2.18	129,767	2.35	118,315	2.67	109,498	2.88	106,609	2.94	0.6	22.4
Tax-exempt	3,771	5.32	4,270	5.36	4,410	5.27	4,440	5.12	4,581	5.27	(11.7)	(17.7)
Federal funds sold	11,200	0.10	9,794	0.06	8,709	0.05	15,905	0.07	24,310	0.09	14.4	(53.9)
Interest-bearing deposits	124,171	0.20	111,690	0.17	103,342	0.18	70,572	0.16	39,182	0.12	11.2	216.9
Total earning assets	1,086,223	4.35%	1,088,106	4.40%	1,089,078	4.58%	1,069,636	4.79%	1,056,658	4.86%	(0.2)	2.8
Cash and due from banks	21,424		18,174		18,728		20,414		18,327		17.9	16.9
Other assets	70,458		68,163		68,014		69,394		68,190		3.4	3.3
Allowance for credit losses	(14,507)		(14,877)		(15,168)		(16,856)		(17,962)		(2.5)	(19.2)
Total assets	$1,163,598		$1,159,566		$1,160,652		$1,142,588		$1,125,213		0.3	3.4

Interest-bearing liabilities
Demand deposits	$152,685	0.18%	$153,291	0.19%	$157,657	0.19%	$154,685	0.20%	$137,775	0.22%	(0.4)	10.8
Money market and savings deposits (1)	276,527	1.18	279,355	1.12	273,906	1.07	266,871	1.03	261,869	0.97	(1.0)	5.6
Certificates of deposit $100,000 or more	242,662	1.46	240,521	1.46	241,810	1.46	235,362	1.63	244,805	1.67	0.9	(0.9)
Other time deposits	205,046	1.73	201,743	1.83	201,249	1.91	204,836	1.91	206,310	2.02	1.6	(0.6)
Interest-bearing deposits	876,920	1.21	874,910	1.21	874,622	1.21	861,754	1.25	850,759	1.31	0.2	3.1
Short-term borrowings	13,818	0.31	17,621	0.35	16,421	0.37	15,640	0.37	15,020	0.36	(21.6)	(8.0)
Long-term debt	455	4.63	455	4.63	466	4.46	932	4.46	932	4.51	-	(51.2)
Total interest-bearing liabilities	891,193	1.20%	892,986	1.20%	891,509	1.20%	878,326	1.24%	866,711	1.29%	(0.2)	2.8
Noninterest-bearing deposits	144,210		136,260		139,226		133,214		126,081		5.8	14.4
Accrued expenses and other liabilities	9,421		8,662		8,897		9,721		11,234		8.8	(16.1)
Stockholders' equity	118,774		121,658		121,020		121,327		121,187		(2.4)	(2.0)
Total liabilities and stockholders' equity	$1,163,598		$1,159,566		$1,160,652		$1,142,588		$1,125,213		0.3	3.4

Net interest spread		3.15%		3.20%		3.38%		3.55%		3.57%
Net interest margin		3.36%		3.42%		3.60%		3.77%		3.80%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. This adjustment increased interest expense $502 thousand for the second quarter of 2012, $460 thousand for the first quarter of 2012, $405 thousand for the fourth quarter of 2011, $348 thousand for the third quarter of 2011 and $299 thousand for the second quarter of 2011.

Shore Bancshares, Inc.	Page 11 of 11
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	2Q 12	1Q 12	4Q 11	3Q 11	2Q 11	6/30/2012	6/30/2011

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$293	$(3,036)	$325	$94	$(233)	$(2,743)	$(1,316)
Net income (loss) - annualized (A)	$1,178	$(12,211)	$1,289	$373	$(935)	$(5,516)	$(2,654)

Net income (loss), excluding net amortization and
impairment charges of intangible assets	$351	$(2,960)	$401	$1,094	$(155)	$(2,609)	$(1,160)

Net income (loss), excluding net amortization and
impairment charges of intangible assets - annualized (B)	$1,412	$(11,905)	$1,591	$4,340	$(622)	$(5,247)	$(2,339)

Average stockholders' equity (C)	$118,774	$121,658	$121,020	$121,327	$121,187	$120,216	$121,823
Less: Average goodwill and other intangible assets	(16,497)	(16,606)	(16,732)	(18,190)	(18,334)	(16,551)	(18,399)
Average tangible equity (D)	$102,277	$105,052	$104,288	$103,137	$102,853	$103,665	$103,424

Return on average equity (GAAP) (A)/(C)	0.99%	(10.04)%	1.07%	0.31%	(0.77)%	(4.59)%	(2.18)%
Return on average tangible equity (Non-GAAP) (B)/(D)	1.38%	(11.33)%	1.53%	4.21%	(0.60)%	(5.06)%	(2.26)%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$9,663	$10,498	$9,405	$10,677	$9,194	$20,161	$19,085
Less: Amortization of intangible assets	(96)	(126)	(126)	(129)	(128)	(222)	(257)
Impairment charges	-	-	-	(1,344)	-	-	-
Adjusted noninterest expense (F)	$9,567	$10,372	$9,279	$9,204	$9,066	$19,939	$18,828

Taxable-equivalent net interest income (G)	$9,077	$9,243	$9,889	$10,172	$10,001	$18,320	$19,922

Noninterest income (H)	$4,577	$4,574	$4,019	$4,523	$4,381	$9,151	$8,776
Less: Investment securities (gains)/losses	-	-	(128)	(354)	(2)	-	(81)
Other nonrecurring (gains)/losses	(217)	-	(56)	-	-	(217)	-
Adjusted noninterest income (I)	$4,360	$4,574	$3,835	$4,169	$4,379	$8,934	$8,695

Efficiency ratio (GAAP) (E)/(G)+(H)	70.77%	75.98%	67.62%	72.66%	63.93%	73.39%	66.50%
Efficiency ratio (Non-GAAP) (F)/(G)+(I)	71.20%	75.07%	67.61%	64.18%	63.05%	73.16%	65.79%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (J)	$119,467	$118,584	$121,249	$120,986	$120,941
Less: Goodwill and other intangible assets	(16,440)	(16,536)	(16,662)	(16,788)	(18,261)
Tangible equity (K)	$103,027	$102,048	$104,587	$104,198	$102,680

Shares outstanding (L)	8,457	8,457	8,457	8,457	8,457

Book value per common share (GAAP) (J)/(L)	$14.13	$14.02	$14.34	$14.31	$14.30
Tangible book value per common share (Non-GAAP) (K)/(L)	$12.18	$12.07	$12.37	$12.32	$12.14

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (M)	$118,774	$121,658	$121,020	$121,327	$121,187	$120,216	$121,823
Less: Average goodwill and other intangible assets	(16,497)	(16,606)	(16,732)	(18,190)	(18,334)	(16,551)	(18,399)
Average tangible equity (N)	$102,277	$105,052	$104,288	$103,137	$102,853	$103,665	$103,424

Average assets (O)	$1,163,598	$1,159,566	$1,160,652	$1,142,588	$1,125,213	$1,161,582	$1,128,115
Less: Average goodwill and other intangible assets	(16,497)	(16,606)	(16,732)	(18,190)	(18,334)	(16,551)	(18,399)
Average tangible assets (P)	$1,147,101	$1,142,960	$1,143,920	$1,124,398	$1,106,879	$1,145,031	$1,109,716

Average equity/average assets (GAAP) (M)/(O)	10.21%	10.49%	10.43%	10.62%	10.77%	10.35%	10.80%
Average tangible equity/average tangible assets (Non-GAAP) (N)/(P)	8.92%	9.19%	9.12%	9.17%	9.29%	9.05%	9.32%

Note 1:  Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2:  Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.